SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 10, 1996


                                LabOne, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-15975                   48-0952323
     --------------------          -----------                -------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation            File Number)            Identification No.)



             10310 W. 84th Terrace, Lenexa, KS                  66214
          ----------------------------------------             -------
          (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:    913-888-1770



















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Item 5.   Other Events

     On May 10, 1996, Giorgio Balzer, Director, decided not to accept his recent re-election to the Board of Directors and resigned effective immediately.








                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LabOne, Inc.


Date:  May 20, 1996                  By  /s/  Kurt E. Gruenbacher
                                             ----------------------------
                                              Kurt E. Gruenbacher
                                              V.P. Finance and Chief
                                              Accounting Officer


Date:  May 20, 1996                  By  /s/  Robert D. Thompson
                                             ----------------------------
                                              Robert D. Thompson
                                              Executive V.P. Finance,
                                              CFO and Treasurer




















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